Capital City Bank Group, Inc.

Reports First Quarter 2021 Results

TALLAHASSEE,

Fla. (April 27, 2021) –Capital City Bank Group,

Inc. (NASDAQ: CCBG) today reported net income of $9.5
million, or $0.56 per diluted share, for the first quarter

of 2021 compared to net income of $7.7

million, or $0.46 per diluted share,
for the fourth quarter of 2020, and $4.3 million, or

$0.25 per diluted share,

for the first quarter of 2020.

QUARTER HIGHLIGHTS
●

Return on assets of 1.01% and return

on equity of 11.81%

●

Credit quality metrics remained

stable and reduced COVID-19 exposure

drove a negative credit

loss provision of $1.0 million

●

Period-end loan balances grew by $51

million, or 2.6% sequentially
-

SBA PPP Round 2 originations totaled $65 million through

March 31
st

-

SBA PPP Round 1 forgiveness pay

-offs totaled $36 million - $143 million in balances remain

at period-end
-

SBA PPP deferred fees remaining

at March 31
st

totaled $5 million ($2

million for Round 1 and $3 million for Round 2)
●

Average deposit bala

nces grew $173 million, or 5.7% sequentially

and reflected stimulus inflows as well as strong

core deposit
growth
●

Noninterest expense declined $0.9

million driven by lower expense for other real

estate and compensation
●

Capital City Home Loans (“CCHL”) contributed $0.09

per share

“I am pleased with our first quarter results,” said William

G. Smith, Jr., Chairman,

President and CEO of Capital City Bank
Group.

“Rising consumer spending, lower unemployment, improving

credit quality and a noticeable increase in loan activity in and around our markets, are contributing to a stronger economy.

Our core business is performing well.

In addition to round two of the
SBA PPP loans, we experienced solid growth in commercial real estate and residential loans, culminating in net loan growth of

$51
million, or 2.6% for the quarter.

Wealth management,

mortgage and debit/credit cards performed well.

Expenses declined $0.9
million, or 2% quarter over quarter.

After evaluating our credit risk, we lowered our allowance for credit losses by $1.8 million, or
8%.

This was based on our current level of problem assets and pandemic

-related extensions, a $0.5 million net recovery for the
quarter and our positive outlook on the economy.

The past year has been challenging.

Our team has responded to every challenge
and we have tweaked our business model,

where appropriate.

While our tactics may change, our strategy remains the

same -- to
produce long-term value for our shareowners.

I am optimistic about our future.”

COVID-19 Update

●

We continue

to closely monitor conditions in our communities.

With case counts trending downward

in most of our markets, we
established a phased plan for safely returning to work beginning

February 1st.
●

On March 1
st
, all of our banking offices returned to normal banking

hours and lobby services.
●

For the near term, we will continue to maintain

flexible in-office and remote working arrangements

for non-retail associates to
limit building capacity.
●

We are adher

ing to national guidelines and local safety ordinances to protect both clients and associates.
●

We continue

to support clients with the Small Business Administration Payment

Protection Program (“SBA PPP”) by actively
assisting with the Round 1 forgiveness process and

offering funding for clients eligible in Round

2.

Discussion of Operating Results

Summary Overview

Compared to the fourth quarter of 2020, the $2.0 million

increase in operating profit was attributable to a $2.3

million decrease in the
provision for credit losses and lower noninterest expense

of $0.9 million, partially offset by a $0.7 million

decrease in noninterest
income and lower net interest income of $0.5 million.

Compared to the first quarter of 2020,

the $9.5 million increase in operating profit was attributable to a

$14.3 million increase in
noninterest

income and a lower provision for credit losses of $6.0 million,

partially offset by higher noninterest expense of $9.5
million and lower net interest income of $1.3 million.

This comparison reflects the acquisition of a 51% membership interest in, and
consolidation of, CCHL on March 1, 2020.

Our return on average assets (“ROA”) was 1.01%

and our return on average equity (“ROE”) was 11

.81%

for the first quarter of
2021.

These metrics were 0.84% and 8.97%

for the fourth quarter of 2020,

respectively, and 0.57%

and 5.20% for the first quarter
of 2020,

respectively.

Net Interest Income/Net Interest

Margin

Tax-equivalent

net interest income for the first quarter of 2021 was $24.6 million compared to $25.1 million for the fourth quarter of
2020 and $25.9 million for the first quarter of 2020.

The decrease compared to both prior periods reflected lower

rates earned on
investment securities and variable/adjustable rate loans.

The year-over-year decline also reflected lower rates on overnight funds.

Partially offsetting these declines were higher volumes

of earning assets, including lower yielding SBA PPP loans and overnight
funds.

The federal funds target rate has remained

in the range of 0.00%-0.25% since March 2020 when the Fed

reduced its overnight rate
by 150 basis points, and as a result, we continue to

experience lower repricing of our variable/adjustable rate earning assets and
investment securities.

Our overall cost of funds remained low during the first

quarter of 2021 at 0.11%, a decrease of three

basis
points

compared to the fourth quarter of 2020, primarily due to a

reduction in short-term borrowings.

Our net interest margin for the first quarter

of 2021 was 2.85%, a decrease of 15 basis points from

the fourth quarter of 2020 and a
decline of 93 basis points from the first quarter of 2020

.

The decreases

were primarily attributable to significant growth in overnight funds which reduced our margin.

Our net interest margin for the first quarter of 2021,

excluding the impact of overnight funds in
excess of $200 million, was 3.45%.

We discuss the effect

of the pandemic related stimulus programs on our balance

sheet in more
detail below under Discussion of Financial Condition
.

Provision for Credit Loss

We recorded

a negative provision for credit losses of $1.0 million (consisting of a negative $2.3 million for HFI loans, partially
offset by a $1.3 million expense for unfunded

loan commitments) for the first quarter of 2021 compared to

provision expense of
$1.3

million for the fourth quarter of 2020 and $5.0 million for the first quarter of 2020.

The negative provision for the first quarter
of 2021 generally reflected improving economic conditions

and a lower level of expected losses related to COVID-19.

Further, we
recognized net loan recoveries of $0.5 million in the

first quarter of 2021.

We discuss the allowance

for credit losses and COVID-
19 exposure further below.

Noninterest Income and Noninterest

Expense

Noninterest income for the first quarter of 2021 totaled

$29.8 million compared to $30.5 million for the fourth

quarter of 2020 and
$15.5 million for the first quarter of 2020.

The decrease from the fourth quarter of 2020 was due to lower mortgage banking
revenues of $0.6 million and deposit of $0.4 million, partially offset by higher bank card fees of $0.2 million

and other income of
$0.1 million.

Compared to the first quarter of 2020, the $14.3 million increase reflected higher mortgage banking revenues of $13.9
million,

wealth management fees of $0.5 million, and bank card

fees of $0.6 million, partially offset by lower deposit fees of

$0.7
million.

Noninterest expense for the first quarter of 2021 totaled

$40.5 million compared to $41.3 million for the fourth

quarter of 2020 and
$31.0 million for the first quarter of 2020.

The decrease from the fourth quarter of 2020 was primarily attributable to lower
compensation expense of $0.6 million and other real estate owned

(“OREO”) expense of $0.7 million,

partially offset by higher
other expense of $0.5 million.

Compared to the first quarter of 2020, the $9.5 million

increase reflected expenses added by the
CCHL acquisition as Core CCBG’s

expenses remained flat.

The 51% ownership acquisition of CCHL and consolidation

into CCBG’s financial statements

occurred on March 1, 2020.

The
table below reflects the major components of noninterest

income and noninterest expense for both Core CCBG and CCHL

to help
facilitate a better understanding of the year over year

comparison.

Three Months Ended
Mar 31, 2021 Dec 31, 2020 Mar 31, 2020
(Dollars in thousands)
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Deposit Fees $ 4,271 - $ 4,713 $ - $ 5,015 $ -
Bank Card Fees 3,618 - 3,462 - 3,051 -
Wealth Management Fees 3,090 - 3,069 - 2,604 -
Mortgage Banking Fees 279 16,846 302 17,409 1,138 2,115
Other

1,296 426 1,205 363 1,459 96
Total Noninterest Income $ 12,554 $ 17,272 $ 12,751 $ 17,772 $ 13,267 $ 2,211
Salaries $ 12,171 $ 10,276 $ 12,384 $ 10,398 $ 13,488 $ 2,242
Other Associate Benefits 3,396 221 3,740 200 3,957 49
Total Compensation 15,567 10,497 16,124 10,598 17,445 2,291
Occupancy, Net 5,106 861 5,056 920 4,748 231
Other

7,344 1,101 6,899 1,751 5,797 457
Total Noninterest Expense $ 28,017 $ 12,459 $ 28,079 $ 13,269 $ 27,990 $ 2,979
Income Taxes

We realized income

tax expense of $2.8 million (effective rate of 19

%) for the first quarter of 2021 compared to $2.8 million
(effective rate of 22%) for the fourth quarter

of 2020 and $1.3 million (effective rate of 24%) for the

first quarter of 2020.

Tax
expense for the fourth quarter of 2020 was unfavorably

impacted by a $0.3 million discrete tax expense.

Compared to the first
quarter of 2020, the decrease in our effective

tax rate was attributable to converting CCHL to a partnership for tax purposes in the
second quarter of 2020.

Absent discrete items, we expect our annual effective

tax rate to approximate 18%-19% in 2021.

Discussion of Financial Condition

Earning Assets

Average earning

assets were $3.498 billion for the first quarter of 2021, an increase of $160.5 million, or 4.8%, over the fourth
quarter of 2020, and an increase of $746.0 million,

or 27.1%, over the first quarter of 2020.

The increase over both prior periods
was primarily driven by higher deposit balances, which funded growth in both overnight funds sold and SBA PPP loans.

Deposit
balances increased as a result of strong core deposit growth,

in addition to funding retained at the bank from SBA PPP loans,

and
various other stimulus programs.

We maintained

an average net overnight funds (deposits with banks plus FED funds sold less FED funds purchased) sold position of
$814.6 million in the first quarter of 2021 compared to

an average net overnight funds sold position of $705.1 million in the fourth
quarter of 2020 and $234.4 million in the first quarter

of 2020.

The increase compared to both prior periods was driven by strong core deposit growth, in addition to pandemic related stimulus programs (see below –
Funding
).

Average loans

held for investment (HFI) increased $50.9 million, or 2.6%, over the fourth quarter of 2020 and increased $196.6
million, or 10.6%, over the first quarter of 2020.

Compared to the fourth quarter of 2020, average loan balances increased across all
loan types except institutional and consumer,

which declined slightly.

Compared to the first quarter of 2020, average loan balances increased across all loan types except institutional, consumer,

and HELOCs.

Period-end HFI loans increased $51.3 million, or
2.6%, over the fourth quarter of 2020 and increased $195.3

million, or 10.5%, over the first quarter of 2020.

In the first quarter of 2021,

we originated an additional round of SBA PPP loans totaling

$65.4 million (reflected in the commercial
loan category) which averaged $23.7 million for the quarter.

Approximately $256 million in SBA PPP loans have been made

since
the inception of this program.

Through the first quarter of 2021, approximately $47

million in SBA PPP loans have been forgiven
and paid-off ($11 million

in Q4 2020 and $36 million in Q1 2021).

Forgiveness applications are expected to remain strong

over the
next three months for SBA PPP loans funded in 2020,

and then over the course of 2021 for the SBA PPP loans funded in

2021.

SBA PPP loan fee income totaled approximately $1.2

million for the first quarter of 2021.

At March 31, 2021 we had $5.0 million
(net) in deferred SBA PPP loan fees.

Allowance for Credit Losses

At March 31, 2021, the allowance for credit losses for

HFI loans totaled $22.0 million compared to $23.8 million

at December 31,
2020 and $21.1 million at March 31, 2020.

Activity within the allowance is provided on Page 9.

The $1.8 million net decrease in
the allowance for the first quarter of 2021 reflected net loan recoveries totaling $0.5 million and the release of $2.3 million in
reserves which reflected lower expected loan losses related to

COVID-19.

At March 31, 2021, the allowance represented 1.07% of
HFI loans and provided coverage of 411

%

of nonperforming loans compared to 1.19% and 406%, respectively,

at December 31,
2020 and 1.13%

and 433%, respectively, at

March

31, 2020.

At March 31, 2021, excluding SBA PPP loans

(100% government
guaranteed),

the allowance represented 1.19% of HFI loans compared to

1.30% at December 31, 2020.

Credit Quality/COVID-19 Exposure

Nonperforming assets (nonaccrual loans and OREO) totaled

$5.5 million at March 31, 2021 compared to $6.7 million

at December
31, 2020 and $6.3 million at March 31, 2020.

Nonaccrual loans totaled $5.4 million at March 31, 2021,

a $0.5 million decrease
from December 31, 2020 and a $0.5 million increase

over March 31, 2020.

The balance of OREO totaled $0.1

million at March 31,
2021, a decrease of $0.7 million from December 31, 2020

and a $1.3 million decrease from March 31, 2020.

We continue

to monitor our loan portfolio for segments that continue to be affected by the pandemic.

To assist our clients, we have
extended loans totaling $333 million of which 75%

were for commercial borrowers and 25% were for consumer

borrowers.

Approximately $328 million, or 98%, of the loan balances associated with these borrowers have resumed making regularly
scheduled payments

of which loan balances totaling $2.9 million were over 30 days delinquent and an additional $0.6 million was
on nonaccrual status at March 31, 2021.

Of the $5 million that remains on extension, no loans were classified at March 31, 2021.

Funding (Deposits/Debt)

Average total

deposits were $3.240 billion for the first quarter of 2021, an increase of $173.4 million, or 5.7%, over the fourth
quarter of 2020 and $686.8 million, or 26.9%, over

the first quarter of 2020.

Average core deposit

s

grew $546.8 million over the
first quarter of 2020, which includes $342.9 million in

noninterest bearing deposits and $113.0

million in savings account balances.
In addition, average public fund deposits grew $121

million during this period.

Over the past 12 months, multiple government
stimulus programs have been implemented, including the

CARES Act and the American Rescue Plan Act, which are responsible for a large part of the growth in average deposits. Given

these increases, the potential exists for our deposit levels to be volatile throughout 2021 due to the uncertain timing of the outflows

of the stimulus related balances and the economic recovery.

It is
anticipated that current liquidity levels will remain robust due to our strong overnight funds sold position.

The Bank continues to
strategically consider ways to safely deploy a portion

of this liquidity.

Average short

-term borrowings decreased $29.2 million over the fourth quarter of 2020 and increased $30.5 million over the first
quarter of 2020,

which reflected a seasonal fluctuation in warehouse line

borrowing needs to support CCHL’s

loans held for sale.

Capital

Shareowners’ equity was $324.4 million at March

31, 2021 compared to $320.8 million at December 31, 2020

and $328.5 million at
March 31, 2020.

During the first quarter of 2021, shareowners’ equity was positively impacted by net income of $9.5 million, a
$1.6 million increase in fair value of the interest rate swap related to subordinated debt,

net adjustments totaling $0.3 million related
to transactions under our stock compensation plans, stock

compensation accretion of $0.2 million,

and a $0.1 million decrease in the
accumulated other comprehensive loss for our pension

plan.

Shareowners’ equity was reduced by a common stock dividend

of $2.5
million ($0.15 per share), reclassification of $4.2 million

to temporary equity to increase the redemption value of the

non-
controlling interest in CCHL, and a $1.4 million decrease

in the unrealized gain on investment securities.

At March 31, 2021, our total risk-based capital ratio

was 17.20%

compared to 17.30%

at December 31, 2020 and 17.19% at March
31, 2020.

Our common equity tier 1 capital ratio was 13.63%, 13.71%, and 13.55%,

respectively, on these dates.

Our leverage ratio
was 8.97%, 9.33%, and 10.81%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the threshold to be
designated as “well-capitalized” under the Basel III

capital standards.

Further, our tangible common equity ratio

was 6.13%

at
March 31, 2021 compared to 6.25%

and 7.98%

at December 31, 2020 and March 31, 2020, respectively.

About Capital City Bank Group, Inc.

Capital City Bank Group, Inc. (NASDAQ: CCBG) is one

of the largest publicly traded financial holding companies

headquartered
in Florida and has approximately $3.9 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management,

trust, merchant services, bankcards and securities brokerage services.

Our bank subsidiary,

Capital City Bank, was founded in 1895 and now has 57 banking offices and 85 ATMs/ITMs

in Florida,
Georgia and Alabama.

For more information about Capital City Bank Group, Inc., visit
www.ccbg.com .

FORWARD

-LOOKING STATEMENTS

Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ

materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID-19

pandemic and its impact on the global economy and financial

market conditions
and our business, results of operations and financial condition,

including the impact of our participation in government programs related to COVID-19; the accuracy of the our financial

statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies;

the effects of security breaches and computer

viruses that may affect our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the

local economies where we conduct operations; the effects

of a non-diversified
loan portfolio, including the risks of geographic and

industry concentrations; natural disasters, widespread health emergencies,
military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services;

increased competition and its effect on pricing; negative

publicity and the
impact on our reputation; technological changes, especially

changes that allow out of market competitors to compete

in our
markets; changes in accounting; and our ability to manage

the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended

December 31, 2020,

and our other filings with the SEC, which are available
at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update

forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES

We present a

tangible common equity ratio and a tangible book value per

diluted share that removes the effect of goodwill resulting
from merger and acquisition activity.

We believe these

measures are useful to investors because it allows investors to more easily
compare our capital adequacy to other companies in

the industry.

The GAAP to non-GAAP reconciliations are provided below.

(Dollars in Thousands, except per share data) Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020
Shareowners' Equity (GAAP) $ 324,426 $ 320,837 $ 339,425 $ 335,057 $ 328,507
Less: Goodwill (GAAP) 89,095 89,095 89,095 89,095 89,275
Tangible Shareowners' Equity (non-GAAP) A 235,331 231,742 250,330 245,962 239,232
Total Assets (GAAP) 3,929,884 3,798,071 3,587,041 3,499,524 3,086,523
Less: Goodwill (GAAP) 89,095 89,095 89,095 89,095 89,275
Tangible Assets (non-GAAP) B $ 3,840,789 $ 3,708,976 $ 3,497,946 $ 3,410,429 $ 2,997,248
Tangible Common Equity Ratio (non-GAAP) A/B 6.13% 6.25% 7.16% 7.21% 7.98%
Actual Diluted Shares Outstanding (GAAP) C 16,875,719 16,844,997 16,800,563 16,821,743 16,845,462
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 13.94 $ 13.76 $ 14.90 $ 14.62 $ 14.20

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended
(Dollars in thousands, except per share data) Mar 31, 2021 Dec 31, 2020 Mar 31, 2020
EARNINGS
Net Income Attributable to Common Shareowners $ 9,506 $ 7,746 $ 4,287
Diluted Net Income Per Share $ 0.56 $ 0.46 $ 0.25
PERFORMANCE
Return on Average Assets 1.01% 0.84% 0.57%
Return on Average Equity 11.81 8.97 5.20
Net Interest Margin 2.85 3.00 3.78
Noninterest Income as % of Operating Revenue 54.90 55.00 37.52
Efficiency Ratio 74.36% 74.36% 74.89%
CAPITAL ADEQUACY
Tier 1 Capital

16.08% 16.19% 16.12%
Total Capital

17.20 17.30 17.19
Leverage

8.97 9.33 10.81
Common Equity Tier 1 13.63 13.71 13.55
Tangible Common Equity
(1)
6.13 6.25 7.98
Equity to Assets 8.26% 8.45% 10.64%
ASSET QUALITY
Allowance as % of Non-Performing Loans 410.78% 405.66% 432.61%
Allowance as a % of Loans HFI 1.07 1.19 1.13
Net Charge-Offs as % of Average Loans

HFI
(0.10) 0.09 0.23
Nonperforming Assets as % of Loans HFI and OREO 0.27 0.33 0.34
Nonperforming Assets as % of Total Assets 0.14% 0.18% 0.21%
STOCK PERFORMANCE
High

$ 28.98 $ 26.35 $ 30.62 $
Low 21.42 18.14 15.61
Close $ 26.02 $ 24.58 $ 20.12 $
Average Daily Trading

Volume
30,303 22,271 40,536
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to

Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2021 2020
(Dollars in thousands) First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
ASSETS
Cash and Due From Banks $ 73,973 $ 67,919 $ 76,509 $ 75,155 $ 72,676
Funds Sold and Interest Bearing Deposits 851,910 860,630 626,104 513,273 196,936
Total Cash and Cash Equivalents 925,883 928,549 702,613 588,428 269,612
Investment Securities Available for Sale 406,245 324,870 328,253 341,180 382,514
Investment Securities Held to Maturity 199,109 169,939 202,593 232,178 251,792

Total Investment Securities
605,354 494,809 530,846 573,358 634,306
Loans Held for Sale ("HFS") 82,081 114,039 116,561 76,610 82,598
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 413,819 393,930 402,997 421,270 249,020
Real Estate - Construction 138,104 135,831 125,804 117,794 122,595
Real Estate - Commercial 669,158 648,393 656,064 662,434 656,084
Real Estate - Residential 358,849 342,664 335,713 353,831 354,150
Real Estate - Home Equity 202,099 205,479 197,363 194,479 196,443
Consumer 267,666 269,520 268,393 266,417 275,982
Other Loans 7,082 9,879 10,488 4,883 6,580
Overdrafts 950 730 1,339 1,069 1,533
Total Loans Held for Investment 2,057,727 2,006,426 1,998,161 2,022,177 1,862,387
Allowance for Credit Losses (22,026) (23,816) (23,137) (22,457) (21,083)
Loans Held for Investment, Net 2,035,701 1,982,610 1,975,024 1,999,720 1,841,304
Premises and Equipment, Net 86,370 86,791 87,192 87,972 87,684
Goodwill 89,095 89,095 89,095 89,095 89,275
Other Real Estate Owned 110 808 1,227 1,059 1,463
Other Assets 105,290 101,370 84,483 83,282 80,281
Total Other Assets 280,865 278,064 261,997 261,408 258,703
Total Assets $ 3,929,884 $ 3,798,071 $ 3,587,041 $ 3,499,524 $ 3,086,523
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,473,891 $ 1,328,809 $ 1,378,314 $ 1,377,033 $ 1,066,607
NOW Accounts 993,571 1,046,408 827,506 808,244 779,467
Money Market Accounts 269,041 266,649 247,823 240,754 210,124
Regular Savings Accounts 518,373 474,100 451,944 423,924 384,480
Certificates of Deposit 103,232 101,594 103,859 105,041 104,907
Total Deposits 3,358,108 3,217,560 3,009,446 2,954,996 2,545,585
Short-Term Borrowings 55,687 79,654 90,936 63,958 76,516
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 1,829 3,057 5,268 5,583 5,896
Other Liabilities 109,487 102,076 71,880 75,702 70,044
Total Liabilities 3,577,998 3,455,234 3,230,417 3,153,126 2,750,928
Temporary Equity 27,460 22,000 17,199 11,341 7,088
SHAREOWNERS' EQUITY
Common Stock 169 168 168 168 168
Additional Paid-In Capital 32,804 32,283 31,425 31,575 32,100
Retained Earnings 335,324 332,528 333,545 328,570 321,772
Accumulated Other Comprehensive Loss, Net of Tax (43,871) (44,142) (25,713) (25,256) (25,533)
Total Shareowners' Equity 324,426 320,837 339,425 335,057 328,507
Total Liabilities, Temporary Equity and Shareowners' Equity $ 3,929,884 $ 3,798,071 $ 3,587,041 $ 3,499,524 $ 3,086,523
OTHER BALANCE SHEET DATA
Earning Assets $ 3,597,071 $ 3,475,904 $ 3,271,672 $ 3,185,418 $ 2,776,228
Interest Bearing Liabilities 1,994,620 2,024,349 1,780,223 1,700,391 1,614,277
Book Value Per Diluted Share $ 19.22 $ 19.05 $ 20.20 $ 19.92 $ 19.50
Tangible Book Value

Per Diluted Share
(1)
13.94 13.76 14.90 14.62 14.20
Actual Basic Shares Outstanding 16,852 16,791 16,761 16,780 16,812
Actual Diluted Shares Outstanding 16,876 16,845 16,801 16,822 16,845
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2021 2020
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
INTEREST INCOME
Interest and Fees on Loans $ 23,350 $ 23,878 $ 23,594 $ 23,687 $ 23,593
Investment Securities 1,883 2,096 2,426 2,737 3,015
Funds Sold 213 180 146 88 757
Total Interest Income 25,446 26,154 26,166 26,512 27,365
INTEREST EXPENSE
Deposits 208 201 190 218 939
Short-Term Borrowings 412 639 498 421 132
Subordinated Notes Payable 307 311 316 374 471
Other Long-Term Borrowings 21 30 40 41 50
Total Interest Expense 948 1,181 1,044 1,054 1,592
Net Interest Income 24,498 24,973 25,122 25,458 25,773
Provision for Credit Losses (982) 1,342 1,308 2,005 4,990
Net Interest Income after Provision for Credit Losses 25,480 23,631 23,814 23,453 20,783
NONINTEREST INCOME
Deposit Fees 4,271 4,713 4,316 3,756 5,015
Bank Card Fees 3,618 3,462 3,389 3,142 3,051
Wealth Management Fees 3,090 3,069 2,808 2,554 2,604
Mortgage Banking Revenues 17,125 17,711 22,983 19,397 3,253
Other

1,722 1,568 1,469 1,350 1,555
Total Noninterest Income 29,826 30,523 34,965 30,199 15,478
NONINTEREST EXPENSE
Compensation 26,064 26,722 26,164 23,658 19,736
Occupancy, Net 5,967 5,976 5,906 5,798 4,979
Other Real Estate, Net (118) 567 219 116 (798)
Other

8,563 8,083 8,053 7,731 7,052
Total Noninterest Expense 40,476 41,348 40,342 37,303 30,969
OPERATING PROFIT 14,830 12,806 18,437 16,349 5,292
Income Tax Expense 2,787 2,833 3,165 2,950 1,282
Net Income 12,043 9,973 15,272 13,399 4,010
Pre-Tax Income Attributable to Noncontrolling Interest (2,537) (2,227) (4,875) (4,253) 277
NET INCOME ATTRIBUTABLE

TO COMMON SHAREOWNERS
$ 9,506 $ 7,746 $ 10,397 $ 9,146 $ 4,287
PER COMMON SHARE
Basic Net Income $ 0.56 $ 0.46 $ 0.62 $ 0.55 $ 0.25
Diluted Net Income 0.56 0.46 0.62 0.55 0.25
Cash Dividend

$ 0.15 $ 0.15 $ 0.14 $ 0.14 $ 0.14
AVERAGE

SHARES
Basic

16,838 16,763 16,771 16,797 16,808
Diluted

16,862 16,817 16,810 16,839 16,842

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES

("ACL")
AND RISK ELEMENT ASSETS
Unaudited
2021 2020
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
ACL - HELD FOR INVESTMENT
Balance at Beginning of Period $ 23,816 $ 23,137 $ 22,457 $ 21,083 $ 13,905
Impact of Adopting ASC 326 (CECL) - - - - 3,269
Provision for Credit Losses (2,312) 1,165 1,265 1,615 4,990
Net Charge-Offs (522) 486 585 241 1,081
Balance at End of Period $ 22,026 $ 23,816 $ 23,137 $ 22,457 $ 21,083
As a % of Loans HFI 1.07% 1.19% 1.16% 1.11% 1.13%
As a % of Nonperforming Loans 410.78% 405.66% 420.30% 322.37% 432.61%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 1,644 $ 1,467 $ 1,424 $ 1,033 $ 157
Impact of Adopting ASC 326 (CECL) - - - - 876
Provision for Credit Losses

1,330 177 43 391 -
Balance at End of Period
(1)
2,974 1,644 1,467 1,424 1,033
CHARGE-OFFS
Commercial, Financial and Agricultural $ 69 $ 104 $ 137 $ 186 $ 362
Real Estate - Commercial - - 17 - 11
Real Estate - Residential 6 38 1 1 110
Real Estate - Home Equity 5 10 58 52 31
Consumer 564 668 619 634 864
Overdrafts 492 564 450 541 702
Total Charge-Offs $ 1,136 $ 1,384 $ 1,282 $ 1,414 $ 2,080
RECOVERIES
Commercial, Financial and Agricultural $ 136 $ 64 $ 74 $ 74 $ 40
Real Estate - Construction - 50 - - -
Real Estate - Commercial 645 27 30 70 191
Real Estate - Residential 75 153 35 51 40
Real Estate - Home Equity 124 40 41 64 33
Consumer 311 306 280 365 268
Overdrafts 367 258 237 549 427
Total Recoveries $ 1,658 $ 898 $ 697 $ 1,173 $ 999
NET CHARGE-OFFS $ (522) $ 486 $ 585 $ 241 $ 1,081
Net Charge-Offs as a % of Average

Loans HFI
(2)
(0.10)% 0.09% 0.11% 0.05% 0.23%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 5,362 $ 5,871 $ 5,505 $ 6,966 $ 4,874
Other Real Estate Owned 110 808 1,227 1,059 1,463
Total Nonperforming Assets ("NPAs") $ 5,472 $ 6,679 $ 6,732 $ 8,025 $ 6,337
Past Due Loans 30-89 Days

$ 2,622 $ 4,594 $ 3,191 $ 2,948 $ 5,077
Classified Loans 20,608 17,631 16,772 17,091 16,548
Performing Troubled Debt Restructuring's $ 13,597 $ 13,887 $ 14,693 $ 15,133 $ 15,934
Nonperforming Loans as a % of Loans HFI 0.26% 0.29% 0.28% 0.34% 0.26%
NPAs as a % of Loans HFI and Other Real Estate 0.27% 0.33% 0.34% 0.40% 0.34%
NPAs as a % of

Total Assets
0.14% 0.18% 0.19% 0.23% 0.21%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
First Quarter 2021 Fourth Quarter 2020 Third Quarter 2020 Second Quarter 2020 First Quarter 2020
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 106,242 $ 970 3.70% $ 121,052 $ 878 3.85% $ 92,522 $ 671 3.64% $ 74,965 550 3.41% $ 34,923 $ 210 2.64%
Loans Held for Investment
(1)
2,044,363 22,483 4.46 1,993,470 23,103 4.55 2,005,178 23,027 4.53 1,982,960 23,235 4.70 1,847,780 23,482 5.11
Investment Securities
Taxable Investment Securities 528,842 1,863 1.41 513,277 2,072 1.61 553,395 2,401 1.73 601,509 2,708 1.80 629,512 2,995 1.91
Tax-Exempt Investment Securities
(1)
3,844 25 2.61 4,485 30 2.71 4,860 32 2.66 5,865 37 2.51 5,293 25 1.86
Total Investment Securities 532,686 1,888 1.42 517,762 2,102 1.62 558,255 2,433 1.74 607,374 2,745 1.81 634,805 3,020 1.91
Funds Sold 814,638 214 0.11 705,125 180 0.10 567,883 146 0.10 351,473 88 0.10 234,372 757 1.30
Total Earning Assets 3,497,929 $ 25,555 2.96% 3,337,409 $ 26,263 3.14% 3,223,838 $ 26,277 3.25% 3,016,772 $ 26,618 3.55% 2,751,880 $ 27,469 4.01%
Cash and Due From Banks 68,978 73,968 69,893 72,647 56,958
Allowance for Loan Losses (24,128) (23,725) (22,948) (21,642) (14,389)
Other Assets 278,742 264,784 268,549 261,449 244,339
Total Assets $ 3,821,521 $ 3,652,436 $ 3,539,332 $ 3,329,226 $ 3,038,788
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 985,517 $ 76 0.03% $ 879,564 $ 66 0.03% $ 826,776 $ 61 0.03% $ 789,378 $ 78 0.04% $ 808,811 $ 725 0.36%
Money Market Accounts 269,829 33 0.05 261,543 34 0.05 247,185 32 0.05 222,377 40 0.07 212,211 117 0.22
Savings Accounts 492,252 60 0.05 466,116 57 0.05 438,762 54 0.05 409,366 50 0.05 379,237 46 0.05
Time Deposits 102,089 39 0.15 102,809 44 0.17 104,522 43 0.16 104,718 50 0.19 105,542 51 0.19
Total Interest Bearing Deposits 1,849,687 208 0.05% 1,710,032 201 0.05% 1,617,245 190 0.05% 1,525,839 218 0.06% 1,505,801 939 0.25%
Short-Term Borrowings 67,033 412 2.49% 95,280 639 2.67% 74,557 498 2.66% 73,377 421 2.31% 32,915 132 1.61%
Subordinated Notes Payable 52,887 307 2.32 52,887 311 2.30 52,887 316 2.34 52,887 374 2.80 52,887 471 3.52
Other Long-Term Borrowings 2,736 21 3.18 3,700 30 3.18 5,453 40 2.91 5,766 41 2.84 6,312 50 3.21
Total Interest Bearing Liabilities 1,972,343 $ 948 0.19% 1,861,899 $ 1,181 0.25% 1,750,142 $ 1,044 0.24% 1,657,869 $ 1,054 0.26% 1,597,915 $ 1,592 0.40%
Noninterest Bearing Deposits 1,389,821 1,356,104 1,354,032 1,257,614 1,046,889
Other Liabilities 111,050 74,605 83,192 72,073 59,587
Total Liabilities 3,473,214 3,292,608 3,187,366 2,987,556 2,704,391
Temporary Equity 21,977 16,154 11,893 8,155 2,506
SHAREOWNERS' EQUITY: 326,330 343,674 340,073 333,515 331,891
Total Liabilities, Temporary

Equity and Shareowners' Equity
$ 3,821,521 $ 3,652,436 $ 3,539,332 $ 3,329,226 $ 3,038,788
Interest Rate Spread $ 24,607 2.77% $ 25,082 2.88% $ 25,233 3.01% $ 25,564 3.30% $ 25,877 3.61%
Interest Income and Rate Earned
(1)
25,555 2.96 26,263 3.14 26,277 3.25 26,618 3.55 27,469 4.01
Interest Expense and Rate Paid
(2)
948 0.11 1,181 0.14 1,044 0.13 1,054 0.14 1,592 0.23
Net Interest Margin $ 24,607 2.85% $ 25,082 3.00% $ 25,233 3.12% $ 25,564 3.41% $ 25,877 3.78%
(1)

Interest and average rates are calculated

on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.